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                           Allmerica Investment Trust
                       Supplement effective July 1, 2000
                                       to
                  Statement of Additional Information ("SAI")
                               dated May 1, 2000

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     On July 1, 2000, shares of the Allmerica Investment Trust ("AIT") Select
Investment Grade Income Fund were substituted at the separate account level for shares of the AIT Select Income Fund and shares of the Select Income Fund are no longer available. Therefore, effective immediately, all references to the Select Income Fund in the SAI are deleted.